1 Earnings Release April 18, 2024 First Quarter 2024 Results Exhibit 99.3

2 This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth and loan production; (2) deposit growth, mix, pricing, and betas; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense; (6) credit trends and key credit performance metrics; (7) our future operating and financial performance; (8) our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management; (9) our effective tax rate; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward- looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non-interest revenue; adjusted revenue; adjusted non-interest expense; adjusted tangible efficiency ratio; and tangible common equity ratio. The most comparable GAAP measures to these measures are net income available to common shareholders; diluted earnings per share; return on average assets; return on average common equity; total non-interest revenue; total revenue; total non-interest expense; efficiency ratio-TE; and total Synovus Financial Corp. shareholders' equity to total assets ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted net income available to common shareholders, adjusted diluted earnings per share and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue and adjusted revenue are measures used by management to evaluate non-interest revenue and total revenue exclusive of net investment securities gains (losses), fair value adjustment on non-qualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio is used by management and bank regulators to assess the strength of our capital position. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus’ control, or cannot be reasonably predicted. For the same reasons, Synovus’ management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Forward-Looking Statements Use of Non-GAAP Financial Measures

SYNOVUS

First Quarter 2024 Financial Highlights

- 1Q24 reported EPS was $0.78 versus $0.41 in 4Q23 while adjusted EPS was $0.79 compared to $0.80
- Key strategic commercial C&I loan categories grew $287 million or almost 3% QoQ
- Core deposits[4] increased $165 million QoQ
- Strong YoY growth in Treasury and Payment Solutions and Commercial Sponsorship fees
- ~$13 million additional FDIC Special Assessment reduced 1Q24 reported and adjusted EPS by $0.07
- Excluding the 1Q24 FDIC Special Assessment, adjusted non-interest expense[1] was relatively flat YoY
- Repurchased ~$30 million of common shares; CET1 ratio[5] increased 16 bps QoQ to 10.38%

Key Performance Metrics	Reported	Adjusted[1]
Net Income Available to Common Shareholders[2]	$114,822	$115,973
Diluted Earnings Per Share	$0.78	$0.79
Return on Average Assets	0.85%	0.85%
Return on Average Tangible Common Equity	11.7%	11.8%
Efficiency Ratio-TE[3]	59.9%	58.9%

Balance Sheet (Period-end, $ in millions)	Total
Loans, Net of Unearned	$43,310
Deposits	$50,580

1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) $ In thousands; (3) Taxable equivalent; (4) Excludes brokered; (5) 1Q24 capital ratios are preliminary

3

Loans

SYNOVUS

▷ **Total Loans: $43 billion**

- Core C&I loan growth in key areas such as middle market, CIB and specialty lines
- Floating rate loan spreads[1] on new production were up ~35bps YoY
- Strong focus on deposit and fee relationship-based credits with appropriate risk-adjusted returns
- Continued emphasis on core C&I growth while rationalizing certain non-relationship credits in 2024

Loan Growth Attribution

($ in millions)



$43,404
$133
$(123)
$(105)
$43,310
4Q23
C&I
CRE
Consumer
1Q24

Primary Drivers of 1Q24 Loan Growth[2]



1Q24 Strategic Growth + $287 Million
1Q24 Strategic Declines - $126 Million
1Q24 Market Activity Related Declines - $137 Million
Middle Market
Specialty C&I(3)
CIB
National Accounts(4)
Third-Party Consumer
Institutional CRE
Senior Housing

CRE and Senior Housing Loan Payoffs and Paydowns

($ in millions)



$429
$62
$443
$123
$497
$46
$758
$213
$598
$154
1Q23
2Q23
3Q23
4Q23
1Q24
CRE Payoffs/Paydowns
Sr. Housing Payoffs/Paydowns

Amounts may not total due to rounding; (1) Refers to spreads on SOFR based floating rate commercial loans; (2) Categories exclude ~$(118) million of net balance change from lines of business not listed; (3) Includes Asset Based Lending, Structured Lending, Insurance Premium Finance, and Restaurant Services; (4) Primarily non-core syndicated lending

4

5 $50,739 $(465) $(37) $(16) $23 $660 $(324) $50,580 4Q23 Non- Interest- Bearing NOW Savings MMA Time Brokered 1Q24 Deposits • Core deposits(1) increased $165 million QoQ • Strong growth in the Consumer and Community Bank segments offset by seasonal declines from larger corporate and public funds clients in the Wholesale Bank • Brokered deposits fell $324 million or 5% from 4Q23, the third consecutive quarter of decline with more contraction expected over the remainder of 2024 • Non-interest deposit diminishment improved throughout the first quarter • Cost of deposits up 17 bps to 2.67%; cumulative deposit beta of 49% QoQ Change in Ending Deposit Balances(2) Amounts may not total due to rounding; (1) Excludes brokered; (2) Balances in bar chart include the public funds changes QoQ seen below the chart; (3) Includes public funds ($ in millions) Public Funds QoQ Growth: $(179) 26 $1 $130 Total Deposits: $51 billion $(57) $(997) $(1,077) $(589) $(469) $(465) 1Q23 2Q23 3Q23 4Q23 1Q24 Improving Trends in Non-Interest Bearing Deposit Remix(3) ($ in millions) Core Deposits by Segment(1) ($ in millions) $44,696 $(683) $344 $299 $145 $60 $44,861 4Q23 Wholesale Banking Community Banking Consumer Banking FMS Other 1Q24 Seasonal Driven Decline $(601) $(163) $299 Jan '24 Feb '24 Mar '24

Net Interest Income

SYNOVUS

▷ **Net Interest Income: $419 million**

- Net interest income declined $18 million or 4% QoQ
- Day count had an estimated ~$(4) million net interest income impact versus 4Q23
- NIM benefited from higher yields and 4Q23 securities repositioning which were more than offset by negative deposit mix trends and increased costs
- NIM expected to be relatively stable in 2Q24 and higher in 2H24, supported by fixed-rate asset repricing and hedge maturities

Net Interest Income and Net Interest Margin Trends

($ in millions)



$481
3.43%
$456
3.20%
$443
3.11%
$437
3.11%
$419
3.04%
1Q23
2Q23
3Q23
4Q23
1Q24
Net Interest Income
Net Interest Margin

Net Interest Margin Attribution

4Q23 NIM	**3.11%**
	bps difference QoQ
Loan Yield	▲ 5
Loan Fees/Reversals	▼ (3)
Securities Yields	▲ 5
NIB Re-Mix	▼ (5)
IB Core Deposit Cost	▼ (11)
Other	▲ 2
1Q24 NIM	**3.04%**

Amounts may not total due to rounding; NIM Attribution reflects estimates and includes both attributed and unattributed items

6

SYNOVUS

Non-Interest Revenue

▷ **Non-Interest Revenue: $119 million**

- 1Q24 adjusted non-interest revenue impacted by sequentially lower Commercial Sponsorship (GreenSky) and BOLI income; Commercial Sponsorship income was down $5 million QoQ as GreenSky revenue normalized
- YoY comparison impacted by lower consumer checking charges and the sale of GLOBALT, partially offset by growth in Treasury and Payment Solutions and Commercial Sponsorship (GreenSky) revenue, as well as Qualpay benefit to Core Banking (Card) fees
- See Appendix for summary of notable items impacting QoQ and YoY comparisons

Non-Interest Revenue

($ in millions)	1Q24	QoQ Δ	YoY Δ
Core Banking Fees[1]	$47	(3)%	5%
Wealth Revenue[2]	$42	3%	(6)%
Capital Markets Income	$7	3%	(56)%
Net Mortgage Revenue	$3	13%	(11)%
Other Income[3][4]	$17	(37)%	89%
Total Adjusted Non-Interest Revenue[5]	**$117**	**(8)%**	**(1)%**
Total Non-Interest Revenue	**$119**	**131%**	**(11)%**

Growth and Stability in Core Client Non-Interest Revenue[6][7]

($ in millions)



~12% CAGR
$293
$345
$374
$413
$435-$445
2020
2021
2022
2023
2024E

Amounts may not total due to rounding; (1) Include service charges on deposit accounts, card fees, and several other non-interest revenue components including line of credit non-usage fees, letter of credit fees, ATM fee income, and miscellaneous other service charges; (2) Consists of fiduciary/asset management, brokerage, and insurance revenues; (3) Includes earnings on equity method investments, income from BOLI, Commercial Sponsorship, and other miscellaneous income; (4) Excludes adjusted NIR items. See appendix for adjusted NIR non-GAAP reconciliation; (5) Non-GAAP financial measure; see appendix for applicable reconciliation; (6) Core Client NIR (ex. Mortgage) primarily includes Core Banking Fees, Wealth Revenue, Capital Markets income, Commercial Sponsorship, and other miscellaneous income; (7) Reclassification of Core Client NIR performed in 1Q24

Note: Commercial Sponsorship income includes GreenSky income (within other income) and ISO sponsorship NIR (within service charges on deposit accounts and card fees in core banking fees and other income).

7

SYNOVUS

Non-Interest Expense

▷ **Non-Interest Expense: $323 million**

- FDIC Special Assessments of ~$13 million in 1Q24 and $51 million in 4Q23 inflated reported and adjusted non-interest expense
- Employment expense declined 1% YoY from 2023 cost actions
- Employment expense included ~$11 million of seasonally higher personnel costs (or $0.06 of EPS impact)
- YoY Occupancy, Equipment and Software expense growth driven by technology investments

Non-Interest Expense

($ in millions)	1Q24	QoQ Δ	YoY Δ
Total Employment	$186	7%	(1)%
Total Other	$86	(35)%	16%
Total Occupancy, Equipment, and Software	$47	(3)%	9%
Total Adjusted Non-Interest Expense[1]	**$319**	**(10)%**	**5%**
Total Non-Interest Expense	**$323**	**(9)%**	**–%**

Headcount Down 7% YoY



5,161
5,179
4,997
4,879
4,812
1Q23
2Q23
3Q23
4Q23
1Q24

SNV Reported NIE Growth



Impact of Loan Sales & Restructuring Charges
15.4%
(6.8)%
5.2%
2021
2022
2023
SNV

Peer Adjusted Non-Interest Expense Growth[1][2][3]



(0.2)%
5.4%
3.8%
7.2%
9.0%
8.9%
4.2%
10.3%
7.1%
2021
2022
2023
SNV
Proxy Peers Median(4)
KRX Members Median

Amounts may not total due to rounding; (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) Source: S&P Global and SNV filings; (3) For purposes of this graph, 2023 adjusted NIE of $1.21 billion excludes the 4Q23 FDIC Special Assessment; (4) Proxy peers are: BOKF, BKU, CADE, CMA, CFR, FHN, FNB, HWC, NYCB, PNFP, BPOP, RF, SSB, WBS, WAL, ZION

8

9 Credit Quality • Built ACL further to 1.26% due to asset valuations, credit migration trends and heavier weighting toward downside economic scenarios • NCOs of $44 million or 0.41% of average loans were relatively stable and impacted by one C&I credit charge-off totaling $18 million (0.17% of NCOs) • NPL ratio increased to 0.81%; Total Past Dues > 30 Days ratio still low at 0.13% • Financial Difficulty Modifications declined 28% QoQ to $179 million or 0.41% of total loans $32 $39 $73 $45 $54 $19 $26 $67 $42 $44 Provision for Credit Losses Net Charge-Offs 1Q23 2Q23 3Q23 4Q23 1Q24 0.17% 0.24% 0.61% 0.38% 0.41% 0.11% 0.23% 0.40% 0.38% 0.41% NCO Ratio: Loan Loss Provision and Net Charge-Offs ($ in millions) NCO Ratio: (Ex. Loan Sales) Loan Sale Charge-Offs Amounts may not total due to rounding

10 2.47% 3.00% 3.40% 3.52% 3.77% Criticized & Classified Loans as a % of Total Loans 1Q23 2Q23 3Q23 4Q23 1Q24 $514 $527 $533 $537 $546 1.17% 1.19% 1.22% 1.24% 1.26% Allowance for Credit Losses ACL Coverage Ratio 1Q23 2Q23 3Q23 4Q23 1Q24 282% 202% 190% 186% 156%ACL to NPLs: Credit Quality Allowance for Credit Losses ($ in millions) Credit Metric Trends 0.41% 0.59% 0.64% 0.66% 0.81% 0.12% 0.19% 0.13% 0.14% 0.13% Non Performing Loan Ratio Total Past Dues > 30 Days Ratio 1Q23 2Q23 3Q23 4Q23 1Q24

11 9.77% 9.86% 10.13% 10.22% 10.38% Common Equity Tier 1 Tier 1 Tier 2 1Q23 2Q23 3Q23 4Q23 1Q24 • 1Q24 CET1 Ratio(1) up 16 basis points QoQ to 10.38%, highest since 2015 • Repurchased $30 million of common shares during 1Q24 • Remain focused on executing within our prudent capital management framework with targeted CET1 Ratio range of 10.0 - 10.5% • Risk Weighted Asset (RWA) optimization efforts(2), if successful, expected to reduce RWA by over $1 billion • Partial securities portfolio reclassification from AFS to HTM completed on April 1 Amounts may not total due to rounding; (1) 1Q24 capital ratios are preliminary; (2) 2Q24 RWA efforts expected to be completed in near term by reviewing and documenting eligibility of certain loans for reduced risk weighting (1) 12.72% 10.81% 11.28% 13.07% 13.31% 11.44% Capital Capital Metrics 10.89% 12.80% 13.12% 11.18% Common Equity Tier 1 Accretion at Top-End of Operating Range 10.22% 0.25% (0.03)% 0.12% (0.11)% (0.06)% (0.02)% 10.38% Beginning CET1 Ratio (4Q23) Net Income (Ex. Attributed Items) FDIC Special Assessment Risk- Weighted Assets Common Dividends Share Repurchases Other Ending CET1 Ratio (1Q24) 1Q24 CET1 Change (1)

SYNOVUS

2024 Fundamental Guidance

	Previous Range	Current Forecast	Key Assumptions
EoP Loan Growth	0 - 3%	No Change	• Stable economic conditions • C&I growth continues in core Middle Market, CIB and Specialty verticals • Declines in Institutional CRE and Senior Housing balances as market-activity paydowns continue • Strategic declines in non-relationship Shared National Credits and Third Party Consumer • Strategic priority to balance loan and core deposit growth
EoP Core Deposit[1] Growth	2 - 6%	No Change	• DDA remixing continues; forecasting ~1 percentage point additional decline in DDA/Total Deposits by year-end 2024 • While not included in core deposits[1], brokered deposits are expected to decline in 2024
Adjusted Revenue Growth[2][3]	(3)% to 1%	Low-End	• Flat rates from current levels (FF holds @ 5.5% with 10 year @ ~4.25%) • Slight upward pressure on deposit costs from 1Q levels; total deposit beta peaks at 49 - 50% • NIM forecasted to be relatively stable in 2Q, expanding 10-15 bps by year end • Expect low to mid-single digit adjusted non-interest revenue growth • Capital generated through RWA work streams (which are near completion) may be partially deployed to securities repositioning, which is not included in this guidance
Adjusted NIE Growth[2][3][4]	Relatively flat (ex FDIC Special Assessments)	No Change	• Relatively flat YoY expense guidance excludes impact of 4Q23 and 1Q24 FDIC Special Assessments • Continued focus on expense controls
CET1 Guidance	10.0% - 10.5%	High-End	• Expect opportunistic share repurchases throughout 2024, dependent on loan growth and economic conditions
Effective Tax Rate	21% - 22%	High-End	• Supported by tax credit investments and further diversification of revenue sources

(1) Excludes brokered; (2) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation; (3) Guidance based on the 2023 baseline: adjusted revenue baseline of $2.28 billion and adjusted NIE of $1.26 billion, excluding the FDIC Special Assessment, the amount is $1.21 billion; (4) SNV incurred $51 million and $13 million of FDIC Special Assessments in 4Q23/1Q24, respectively

12

Appendix

SYNOVUS

Recent Strategic Priority Progress

Grow the Bank

- Launched new brand campaign with TV spots and digital content
- Hired new Payments Executive and CEO of Maast
- Middle market banker team grew 12% YoY
- Generated $287 Million or 3% of QoQ loan growth in Middle Market, CIB and Specialty Lines
- Despite seasonal headwinds, increased core deposits[1] QoQ
- Increased Treasury and Payments Solutions revenue by 8% YoY
- Grew Commercial Sponsorship revenue significantly YoY due to expanded GreenSky relationship

Deepen Relationships

- Received 25 Greenwich awards for 2023 performance; 4th highest number of total awards among 500+ banks evaluated
- Launched commodity hedging product
- Continued to execute on Wealth Management Business Owner Wealth Strategy, adding over 50 new clients
- Increased Treasury and Payment Solutions sales to existing SNV clients
- Launched differentiated, new TPS product Accelerate Pay in early April

Enhance Profitability and Risk Profile

- Core deposit[1] growth exceeded loan growth; reduced brokered deposits by 5% QoQ
- Adjusted non-interest expense[2] was stable YoY, excluding 1Q24 FDIC Special Assessment
- Implemented further headcount reductions in back office operations
- Increased ACL by 2 bps QoQ to 1.26%
- Increased CET1 Ratio[3] by 16 bps QoQ to 10.38%

(1) Excludes Brokered; (2) Non-GAAP financial measure; see appendix for applicable reconciliation; (3) 1Q24 capital ratios are preliminary

14

15 Notable Non-Interest Revenue/Expense Comparisons This table represents the impact of notable items on 1Q24 QoQ and YoY comparisons Item Income Statement Category QoQΔ YoYΔ GLOBALT Sale in 3Q23 Wealth Revenue NA $2.2MM Commercial Sponsorship Income Expansion Core Banking Fees & Other Income $4.8MM $8.1MM BOLI Revenue Benefit Other Income $3.0MM NA Qualpay Investment Core Banking Fees NA $3.4MM Consumer Checking Modifications in 2023 Core Banking Fees NA $1.7MM FDIC Special Assessments in 4Q23 and 1Q24 Other Expense $38.2MM $12.8MM Securities (Losses) Securities Gains/(Losses) $78.0MM $1.0MM

16 Deposit Portfolio (as of 3/31/24) % of Deposits Approx. Beta in Easing Cycle Non-Interest Bearing Deposits 24% —% Core Time Deposits 16% 70% - 80% Brokered Deposits 11% 75% - 85% Low-Beta/Standard Non-Maturity Deposits 28% 15% - 25% Higher-Beta Non-Maturity Deposits 20% 70% - 80% Total Deposits 100% 40% - 45% Estimated 40%-45% Deposit Beta in Easing Rate Cycle Amounts may not total due to rounding; all figures are estimates based on the deposit portfolio composition as of 3/31/24 and reflect an estimated repricing beta over a 12 month period, assuming an easing cycle of approx. 100bps; betas presented may not align with those used for modeling NII sensitivities, as disclosed for Market Risk

17 Enhanced Safety and Soundness Capital Credit Liquidity 9.63% 9.77% 9.86% 10.13% 10.22% 10.38% 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 CET1 Ratio +75 bps since 12/31/22(1) 10.5% 10.9% 10.4% 10.1% 10.4% 10.6% 10.2% 11.0% 10.7% 10.7% 11.3% 11.4% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 Highest Tier 1 Ratio in Over a Decade(1) 29.5% 30.0% 28.4% 28.4% 28.2% 1Q23 2Q23 3Q23 4Q23 1Q24 18 11 SNV Proxy Peers (median) Reduced CRE % Loans Exposure SNV Versus Proxy Peers 4Q23 ACL vs Day 1 CECL ACL bps Change(2)(3) (4.5)% (0.4)% SNV Proxy Peers (median) 2023 Borrowings/Assets Improvement(4) Significantly Increased Liquidity Sources Amounts may not total due to rounding; (1) 1Q24 capital ratios are preliminary; (2) Source: SNV company reports and S&P Global; (3) Proxy peers are: BOKF, BKU, CADE, CMA, CFR, FHN, FNB, HWC, NYCB, PNFP, BPOP, RF, SSB, WBS, WAL, ZION; (4) Includes Fed Funds purchased and securities sold under repo, other short term borrowings and long-term debt Primary: Dec. 31, 2022 March 31, 2024 $10.8B $14.7B Secondary: $7.1B $17.9B Total: $12.2B $26.9B Primary: Secondary: Total:

18 Allowance for Credit Losses ACL/Loans: 1.24% 1.26% (1) Other includes the impact of dispositions, sub-pool changes, etc.; (2) 1Q24 model estimates; (3) Downside scenarios carry a total weighting of 40% and correspond to Moody’s February 2024 "S5" Slow Growth scenario and "S3" Downside 90th Percentile scenario; (4) Upside refers to Moody’s February 2024 "S1" Upside 10th Percentile scenario. Economic Scenario Assumptions and Weightings 1st Quarter Change from 2024(2) 2025(2) Scenario Model Weighting Previous Quarter GDP Unemployment GDP Unemployment Consensus Baseline 50% (15)% 2.0% 4.1% 1.6% 4.1% Slow Growth(3) 35% 20% 2.1% 4.3% 0.9% 5.1% Downside(3) 5% 5% 0.4% 5.8% (0.6)% 7.5% Upside(4) 10% NC 3.1% 3.3% 3.1% 3.2% Weighted Average 2.1% 4.2% 1.4% 4.5% $537 $(7) $13 $3 $— $546 4Q23 Economic Forecast Impact Performance Net Growth Other 1Q24 (1) ($ in millions)

SYNOVUS

Loan Portfolio by Category

Highly Diverse Loan Mix


Market-Based C&I
27%
Industry-Focused C&I(1)
21%
Other C&I
5%
Multi-Family
10%
Other CRE
6%
Hotel
4%
Office
4%
Retail
3%
Residential C&D & Land
1%
Consumer Real Estate
17%
Consumer Non-Real Estate
3%

C&I Portfolio $22.7 billion

- C&I portfolio is well-diversified among multiple lines-of-business
- Diverse C&I industry mix aligned with economic and demographic drivers
- SNCs total $5.3 billion, ~$500 million of which is agented by SNV

CRE Portfolio $12.2 billion

- 93% are income-producing properties
- Diversity among property types and geographies

Consumer Portfolio $8.4 billion

- Weighted average credit score of 795 and 782 for Home Equity and Mortgage, respectively
- Weighted average LTV of 73.0% and 70.9% for Home Equity and Mortgage, respectively[2]

1Q24 Portfolio Characteristics	C&I	CRE	Consumer
NPL Ratio	1.20%	0.13%	0.74%
QTD Net Charge-off Ratio (annualized)	0.61%	0.10%	0.32%
30+ Days Past Due Ratio	0.07%	0.01%	0.45%
90+ Days Past Due Ratio	0.01%	0.00%	0.02%

Amounts may not total due to rounding; (1) Industry-focused C&I is comprised of senior housing, structured lending (primarily lender finance), insurance premium finance, CIB, restaurant finance, and public funds portfolios; (2) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 3/31/2024 commitment amount and any existing senior lien

19

20 Credit Indicator 1Q24 NPL Ratio 1.20% Net Charge-off Ratio (annualized) 0.61% 30+ Days Past Due Ratio 0.07% 90+ Days Past Due Ratio 0.01% • Wholesale (includes Large Corporate, Middle Market, and Specialty Lines) represents 70% of C&I balances • Finance/Insurance predominantly represented by secured lender finance portfolio ◦ 0.00% NPL Ratio ◦ 0.01% Net Charge-Off Ratio (annualized) ◦ 0.00% 30+ Day Past Due Ratio • Senior Housing consists of 89% private pay assisted living/ independent living facilities Diverse Industry Exposure Total C&I Portfolio $22.7 billion 19.8% 14.0% 6.6% 6.5% 6.0% 5.7% 5.1% 5.0% 4.6% 4.0% 4.0% 3.8% 3.4% 3.0% 2.6% 2.1% 1.9% 1.0% 0.9% Finance/Insurance Senior Housing Accom. & Food Svcs. Health Care Manufacturing Lessors of R/E Wholesale Trade Retail Trade Construction Transport/Warehousing Prof., Scientific, Tech. Svcs. Other Services Other R/E and Rental & Leasing All Other Arts, Entertainment, & Rec. Public Administration Educational Svcs. Admin., Support, Waste Mgmt. Ag, Forestry, Fishing Amounts may not total due to rounding; (1) These segments are not two digit NAICS industry divisions; Senior Housing is a subset of NAICS 62 Health Care and Social Assistance, and R/E other and R/E leasing together comprise NAICS 53 Real Estate, Rental, and Leasing (1) (1) (1) C&I Loan Portfolio

Commercial Real Estate Loan Portfolio

SYNOVUS

Composition of 1Q24 CRE Portfolio
Total CRE Portfolio $12.2 billion



Multi-Family
34.4%
Office Building
15.2%
Hotels
14.7%
Shopping Center
10.7%
Other Investment Properties
10.6%
Warehouses
7.1%
1-4 Family Perm/Mini-Perm
3.2%
Land Acquisition & Dev.
2.5%
1-4 Family Construction
1.6%

Investment Properties portfolio represent 93% of total CRE portfolio

- The portfolio is well diversified among property types

CRE Credit Quality

- 0.13% NPL Ratio
- 0.10% Net Charge-Off Ratio (annualized)
- 0.01% 30+ Day Past Due Ratio
- 0.00% 90+ Day Past Due Ratio

	Investment Properties						Land, Development and Residential Properties	
Portfolio Characteristics (as of March 31, 2024)	Office Building	Multi-family	Shopping Centers	Hotels	Other Investment Properties	Warehouse	Residential Properties[1]	Development & Land
Balance (in millions)	$1,852	$4,199	$1,303	$1,791	$1,294	$872	$580	$303
Weighted Average LTV[2]	57.0%	53.0%	56.2%	57.5%	55.1%	53.6%	N/A	N/A
NPL Ratio	0.41%	0.05%	0.04%	0.00%	0.14%	0.02%	0.40%	0.34%
Net Charge-off Ratio (annualized)	0.77%	0.00%	0.00%	0.00%	(0.11)%	0.00%	0.00%	(0.35)%
30+ Days Past Due Ratio	0.01%	0.00%	0.00%	0.00%	0.01%	0.00%	0.17%	0.11%
90+ Days Past Due Ratio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Amounts may not total due to rounding; (1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes); (2) LTV calculated by dividing most recent appraisal (typically at origination) on non-construction component of portfolio by the 3/31/24 commitment amount and any senior lien;

21

SYNOVUS®

Office Loan Portfolio

Top 10 MSAs by Note Current Balance + Unfunded Commitment, with Weighted Average LTV 57%[(1)]
($ in millions)


Atlanta, GA 57.5% $274
Charleston, SC 59.9% $184
Charlotte, NC 56.2% $165
Tampa, FL 52.6% $144
Miami, FL 56.9% $126
Jacksonville, FL 63.9% $73
Fort Lauderdale, FL 55.0% $72
Palm Beach, FL 59.8% $71
Birmingham, AL 54.4% $60
Orlando, FL 49.3% $60

$1.95 Billion
Note Current Balance of $1.85B + Unfunded Commitment of $99MM

0.41%	0.77%	0.00%
NPL Ratio	1Q24 NCO Ratio	90 DPD Ratio

230	269
# Loans	# Properties

57.0%
Average LTV

Collateral Type


22%
78%
Medical Office
Non-Medical Office

Property Subtype


46%
6%
48%
Low-Rise
Mid-Rise
High-Rise

Asset Class


31%
7%
62%
Class A
Class B
Class C

Location Segment


13%
14%
18%
55%
Basic Suburban
Suburban MDD
CBD/Core
Suburban LDD

Maturity

16% Matures in both 2024 & 2025
($ in millions)


$200
$100
$0
1Q24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25

Note: Key metrics above represent loans > $1 million and include total commitments, except for portfolio balance, unfunded commitment, and credit ratios; Sub MDD = Suburban Medical Demand Driver; Sub LDD = Suburban Large Demand; (1) LTV calculated by dividing most recent appraisal (typically at origination) on non-construction component of portfolio by the 3/31/24 commitment amount and any senior lien

22

23 31% 26% 43% Construction Lease-Up Stabilized $490 $458 $335 $253 $216 $209 $203 $167 $165 $155 Atlanta, GA Orlando, FL Tampa, FL Nashville, TN Miami, FL Jacksonville, FL Fort Lauderdale, FL Charlotte, NC Greenville, SC Columbus, GA 87% 11% 2% Class A Class B Class C 3% 45% 48% 4% Build-to-Rent Garden Mid-Rise High-Rise 80% 11% 9% Multifamily Student Housing Low-Income Housing Tax Credit Collateral Type Property Subtype Asset Class Project Status Maturity 17% Matures in 2024 37% Matures in 2025 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 $0 $100 $200 $300 $400 $500 Multi-Family Loan Portfolio Top 10 MSAs by Note Current Balance + Unfunded Commitment, with Weighted Average LTV 53%(1) Note: Key metrics above represent loans > $1 million and include total commitments, except for portfolio balance, unfunded commitment, and credit ratios; (1) LTV calculated by dividing most recent appraisal (typically at origination) on non-construction component of portfolio by the 3/31/24 commitment amount and any senior lien ($ in millions) ($ in millions) 47.2% 50.7% 53.8% 45.2% 56.4% 51.4% 54.1% 51.8% 55.8% 58.0% $5.26 Billion Note Current Balance of $4.20B + Unfunded Commitment of $1.06B 0.05% NPL Ratio 0.00% 1Q24 NCO Ratio 0.00% 90 DPD Ratio 248 # Loans 258 # Properties 53.0% Weighted Average LTV

24 Credit Indicator 1Q24 NPL Ratio 0.74% Net Charge-off Ratio (annualized) 0.32% 30+ Days Past Due Ratio 0.45% 90+ Days Past Due Ratio 0.02% Total Consumer Portfolio $8.4 billion Credit Indicator Home Equity Mortgage Weighted Average Credit Score of 1Q24 Originations 790 782 Weighted Average Credit Score of Total Portfolio 795 782 Weighted Average LTV(1) 73.0% 70.9% Average DTI(2) 36.0% 30.8% Utilization Rate 37.5% N/A 64.2% 21.5% 8.0% 4.1% 2.2% Consumer Mortgage Home Equity Third-Party HFI Other Consumer Credit Card Amounts may not total due to rounding; (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 3/31/2024 commitment amount and any existing senior lien; (2) Average DTI of 1Q24 originations Consumer Credit Quality • 86% of Consumer portfolio is backed by residential real estate • Other Consumer includes secured and unsecured products • Average consumer card utilization rate is 22.5% • Third party HFI portfolio $674 million Consumer Loan Portfolio

25 Risk Distribution ($ in millions) Composition Change Risk Category 1Q24 4Q23 1Q24 vs. 4Q23 Passing Grades $41,676 $41,878 $(202) Special Mention 653 616 $37 Substandard Accruing 631 623 $8 Non-Performing Loans 350 288 $62 Total Loans $43,310 $43,404 $(95) Amounts may not total due to rounding $1,222 $1,028 $1,032 $914 $929 $942 $1,086 $1,333 $1,484 $1,527 $1,634 3.2% 2.6% 2.6% 2.2% 2.2% 2.2% 2.5% 3.0% 3.4% 3.5% 3.8% Criticized and Classified Loans % of Total Loans 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Portfolio Risk DistributionCriticized & Classified Loans

26 $4,100 $4,100 $3,350 $3,350 $3,350 $2,850 $2,600 $2,100 $250 $250 $250 $500 $750 $750 $750 $750 2.37% 2.37% 2.68% 2.78% 2.98% 3.16% 3.38% 3.60% Notional Forward Starting Effective Rate 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 64% 63% 62% 62% 62% 37% 37% 38% 38% 38% 5.89% 6.17% 6.34% 6.45% 6.49% Floating Rate Fixed Rate Yield 1Q23 2Q23 3Q23 4Q23 1Q24 Note: Amounts may not total due to rounding; (1) Represents projected notional outstanding for effective cash-flow loan hedges, along with the estimated effective fixed-rate for the respective period; (2) NII sensitivity estimates reflect a dynamic balance sheet; beta sensitivity estimates represent approximations, based on total deposit cost betas Derivative Hedge Portfolio(1)Loan Portfolio Rate Mix and Yield Earning Assets Composition ($ in millions) 12-Month Net Interest Income Sensitivity: Rates & Betas(2) Parallel Shock % NII Impact +100bps 1.6% -100bps (1.7)% +100 Shock % NII Impact ~30 Beta 4.4% ~40 Beta 1.6% ~50 Beta (1.2)%

SYNOVUS

Securities Portfolio

Securities Portfolio[1]

($ in millions)



$11,176
$11,174
$11,175
$11,091
$11,153
2.16%
2.16%
2.20%
2.33%
2.58%
1Q23
2Q23
3Q23
4Q23
1Q24
Securities
Yield

AFS Securities & Cash Flow Hedges: Estimated Unrealized Loss in AOCI (After-Tax)[2]

($ in billions)



$1.2
$1.1
$1.0
$0.9
$0.8
$0.8
1Q24
1Q25E
1Q26E
Securities AOCI
Swap AOCI

Securities Reclassification

On April 1st, Moved $3.4B[3] of Available For Sale Securities to Held To Maturity

- Subset of 30YR MBS portfolio; represents -$0.7B of total -$1.4B pre-tax unrealized loss position
- ~30% of total securities portfolio duration
- Reduces AOCI and TCE volatility
- No impact to liquidity profile



20YR MBS
15YR MBS
Agency CMO
Agency CMBS
30YR MBS
US Treasury
30YR MBS
$3.4B of Book Value shift to HTM
Available-for-Sale
Shifted to Held-to-Maturity

Note: Amounts may not total due to rounding; (1) Amortized cost; (2) AOCI unrealized loss projections are based on the forward interest rate curve as of 3/31/24 and incorporate various assumptions, including those related to prepayments and tax rates (3) $3.4B of AFS Amortized Cost reflects value prior to move to HTM; HTM securities have a new amortized cost basis of approx. $2.7B at 4/1/24

27

28 4Q23 1Q24 March 2024 ($ in millions; rates annualized) Avg. Balance Avg. Rate Avg. Balance Avg. Rate Avg. Rate Non-interest-bearing $12,744 N/A $12,072 N/A N/A Interest-bearing non-maturity (NMD) $24,575 2.62% $24,474 2.77% 2.75% Time $7,198 4.16% $7,903 4.40% 4.46% Brokered $6,069 5.32% $5,737 5.42% 5.47% Total interest-bearing $37,842 3.34% $38,114 3.51% 3.51% Total deposits $50,587 2.50% $50,186 2.67% 2.67% Total Average Deposit Costs

29 1Q23 2Q23 3Q23 4Q23 1Q24 Financial Performance Diluted EPS $1.32 $1.13 $0.60 $0.41 $0.78 Net interest margin 3.43% 3.20% 3.11% 3.11% 3.04% Efficiency ratio-TE 52.33% 53.99% 64.11% 72.03% 59.87% Adjusted tangible efficiency ratio(1) 50.48% 52.57% 55.01% 61.97% 58.88% ROAA(2) 1.36% 1.15% 0.64% 0.47% 0.85% Adjusted ROAA(1)(2) 1.37% 1.18% 0.90% 0.84% 0.85% Balance Sheet QoQ Growth Total loans 1% 1% (2)% (1)% —% Total deposits 2% —% —% 1% —% Credit Quality NPA ratio 0.41% 0.59% 0.64% 0.66% 0.86% NCO ratio(2) 0.17% 0.24% 0.61% 0.38% 0.41% Capital Common shares outstanding(3) 146,059 146,153 146,205 146,705 146,418 Leverage ratio 9.14% 9.23% 9.38% 9.49% 9.62% Tangible common equity ratio(1) 6.12% 6.17% 5.90% 6.84% 6.67% Amounts may not total due to rounding; (1) Non-GAAP financial measure; see applicable reconciliation; (2) Annualized; (3) In thousands; (4) Preliminary (4) Quarterly Highlights Trend

30 ($ in thousands, except per share data) 1Q23 4Q23 1Q24 Net income available to common shareholders $193,868 $60,645 $114,822 Recovery of NPA (13,126) — — Investment securities losses (gains), net (1,030) 77,748 — Loss (gain) on other loans held for sale 16,750 — — Restructuring charges (reversals) (733) 1,231 1,524 (Gain) loss on early extinguishment of debt — (4,497) — Tax effect of adjustments(1) (453) (18,226) (373) Adjusted net income available to common shareholders $195,276 $116,901 $115,973 Weighted average common shares outstanding, diluted 146,727 146,877 147,122 Net income per common share, diluted $1.32 $0.41 $0.78 Adjusted net income per common share, diluted $1.33 $0.80 $0.79 Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.3% for 1Q23 and 24.5% for 4Q23 and 1Q24 was applied Non-GAAP Financial Measures

31 ($ in thousands) 1Q23 2Q23 3Q23 4Q23 1Q24 Net income $202,159 $173,944 $96,465 $69,573 $124,070 Recovery of NPA (13,126) — — — — Loss (gain) on other loans held for sale 16,750 2,360 30,954 — — Restructuring charges (reversals) (733) (110) 17,319 1,231 1,524 Gain on sale of GLOBALT — — 1,929 — — Valuation adjustment to Visa derivative — 3,027 900 — — Gain (loss) on early extinguishment of debt — (377) (526) (4,497) — Investment securities losses (gains), net (1,030) — — 77,748 — Tax effect of adjustments(1) (453) (1,193) (11,371) (18,226) (373) Adjusted net income $203,567 $177,651 $135,670 $125,829 $125,221 Net income annualized $819,867 $697,687 $382,714 $276,023 $499,007 Adjusted net income annualized $825,577 $712,556 $538,256 $499,213 $503,636 Total average assets $60,133,561 $60,515,077 $59,916,679 $59,164,065 $59,022,231 Return on average assets 1.36% 1.15% 0.64% 0.47% 0.85% Adjusted return on average assets 1.37% 1.18% 0.90% 0.84% 0.85% Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.3% for 1Q23, 2Q23, and 3Q23 and 24.5% for 4Q23 and 1Q24 was applied Non-GAAP Financial Measures, Continued

Non-GAAP Financial Measures, Continued

SYNOVUS

($ in thousands)	1Q23	4Q23	1Q24
Net income available to common shareholders	$193,868	$60,645	$114,822
Recovery of NPA	(13,126)	–	–
Loss (gain) on other loans held for sale	16,750	–	–
Restructuring charges (reversals)	(733)	1,231	1,524
Valuation adjustment to Visa derivative	–	–	–
Gain (loss) on early extinguishment of debt	–	(4,497)	–
Investment securities losses (gains), net	(1,030)	77,748	–
Tax effect of adjustments[1]	(453)	(18,226)	(373)
Adjusted net income available to common shareholders	$195,276	$116,901	$115,973
Adjusted net income available to common shareholders annualized	$791,953	$463,792	$466,441
Amortization of intangibles, tax effected, annualized	5,699	9,493	8,831
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$797,652	$473,285	$475,272
Net income available to common shareholders annualized	$786,242	$240,602	$461,812
Amortization of intangibles, tax effected, annualized	5,699	9,493	8,831
Net income available to common shareholders excluding amortization of intangibles annualized	$791,941	$250,095	$470,643
Total average Synovus Financial Corp. shareholders' equity less preferred stock	$4,088,777	$4,090,163	$4,542,616
Average goodwill	(452,390)	(479,858)	(480,440)
Average other intangible assets, net	(26,245)	(47,502)	(44,497)
Total average Synovus Financial Corp. tangible shareholders' equity less preferred stock	$3,610,142	$3,562,803	$4,017,679
Return on average common equity	19.2%	5.9%	10.2%
Adjusted return on average common equity	19.4%	11.3%	10.3%
Return on average tangible common equity	**21.9%**	**7.0%**	**11.7%**
Adjusted return on average tangible common equity	**22.1%**	**13.3%**	**11.8%**

Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.3% for 1Q23 and 24.5% for 4Q23 and 1Q24 was applied

32

33 ($ in thousands) 2020 2021 2022 2023 Total non-interest expense $1,179,574 $1,099,904 $1,157,506 $1,335,424 Restructuring (charges) reversals (26,991) (7,223) 9,690 (17,707) Valuation adjustment to Visa derivative (890) (2,656) (6,000) (3,927) Gain (loss) on early extinguishment of debt (10,466) — (677) 5,400 Fair value adjustment on non-qualified deferred compensation (2,310) (2,816) 4,054 (4,987) Loss on other loans held for sale — — — (50,064) Earnout liability adjustments (4,908) (507) — — Goodwill impairment (44,877) — — — Adjusted non-interest expense $1,089,132 $1,086,702 $1,164,573 $1,264,139 Amounts may not total due to rounding Non-GAAP Financial Measures, Continued

34 Non-GAAP Financial Measures, Continued ($ in thousands) 1Q23 2Q23 3Q23 4Q23 1Q24 Total non-interest revenue $133,126 $112,276 $107,139 $51,468 $118,888 Gain on sale of GLOBALT — — (1,929) — — Investment securities (gains) losses, net (1,030) — — 77,748 — Recovery of NPA (13,126) — — — — Fair value adjustment on non-qualified deferred compensation (1,371) (1,598) 1,035 (3,053) (2,299) Adjusted non-interest revenue $117,599 $110,678 $106,245 $126,163 $116,589 Total non-interest expense $321,852 $307,181 $353,532 $352,858 $322,741 Loss on other loans held for sale (16,750) (2,360) (30,954) — — Restructuring (charges) reversals 733 110 (17,319) (1,231) (1,524) Fair value adjustment on non-qualified deferred compensation (1,371) (1,598) 1,035 (3,053) (2,299) Valuation adjustment to Visa derivative — (3,027) (900) — — Gain (loss) on early extinguishment of debt — 377 526 4,497 — Adjusted non-interest expense $304,464 $300,683 $305,920 $353,071 $318,918 Amounts may not total due to rounding

35 ($ in thousands) 1Q23 2Q23 3Q23 4Q23 1Q24 Adjusted non-interest expense $304,464 $300,683 $305,920 $353,071 $318,918 Amortization of intangibles (1,857) (2,420) (3,042) (3,168) (2,907) Adjusted tangible non-interest expense $302,607 $298,263 $302,878 $349,903 $316,011 Net interest income $480,751 $455,531 $443,159 $437,214 $418,846 Total non-interest revenue 133,126 112,276 107,139 51,468 118,888 Total revenue 613,877 567,807 550,298 488,682 537,734 Tax equivalent adjustment 1,119 1,138 1,148 1,216 1,310 Total TE revenue $614,996 $568,945 $551,446 $489,898 $539,044 Recovery of NPA (13,126) — — — — Investment securities losses (gains), net (1,030) — — 77,748 — Gain on sale of GLOBALT — — (1,929) — — Fair value adjustment on non-qualified deferred compensation (1,371) (1,598) 1,035 (3,053) (2,299) Adjusted revenue $599,469 $567,347 $550,552 $564,593 $536,745 Efficiency ratio-TE 52.3% 54.0% 64.1% 72.0% 59.9% Adjusted tangible efficiency ratio 50.5% 52.6% 55.0% 62.0% 58.9% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding

36 ($ in thousands) 1Q23 2Q23 3Q23 4Q23 1Q24 Total assets $61,840,025 $60,653,520 $59,342,930 $59,809,534 $59,835,120 Goodwill (452,390) (475,573) (479,851) (480,440) (480,440) Other intangible assets, net (25,267) (61,538) (49,096) (45,928) (43,021) Tangible assets $61,362,368 $60,116,409 $58,813,983 $59,283,166 $59,311,659 Total Synovus Financial Corp. shareholders’ equity $4,770,130 $4,782,528 $4,536,958 $5,119,993 $5,017,918 Goodwill (452,390) (475,573) (479,851) (480,440) (480,440) Other intangible assets, net (25,267) (61,538) (49,096) (45,928) (43,021) Preferred Stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $3,755,328 $3,708,272 $3,470,866 $4,056,480 $3,957,312 Total Synovus Financial Corp. shareholders’ equity to total assets ratio 7.71% 7.88% 7.65% 8.56% 8.39% Tangible common equity ratio 6.12% 6.17% 5.90% 6.84% 6.67% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding